SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 2, 1997


                                   SCIOS INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-11749                95-3701481
(State of Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)



             2450 Bayshore Parkway, Mountain View, California 94043
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (415) 966-1550


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Item 5.  Other Events

         On April 2, 1997, Scios Inc. announced that it suspended development of AURICULIN(R) anaritide for the treatment of oliguric acute renal (kidney) failure based upon the results of an interim analysis of data. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.


Exhibits.

         99.2     Press Release dated April 2, 1997



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf of the undersigned, thereunto duly authorized.

                                   SCIOS INC.

                                   /s/ John H. Newman
Date:  April 2. 1997               By:
                                       John H. Newman
                                       Vice President of Legal Affairs

                                INDEX TO EXHIBITS

                                   SCIOS INC.

                     Report on Form 8-K dated April 2, 1997




Exhibit     Description                           Method of Filing
-------     -----------                           ----------------

99.2        Press Release dated April 2, 1997     Filed electronically herewith